Discontinued Operation	3 Months Ended
Mar. 31, 2014
Discontinued Operation [Abstract]
Discontinued Operation

NOTE 2 – DISCONTINUED OPERATION

During the fourth quarter of 2013, management determined that it no longer had the intent to hold a liquidating portfolio of government-guaranteed student loans associated with its student lending business until maturity and that it would seek to sell its student lending business, along with certain secured debt and servicing rights and student loans with a carrying amount of $3.4 billion were transferred to assets held for sale as of December 31, 2013. As a result, the student lending business is reported as a discontinued operation for all periods presented.

When the portfolio was transferred, the remaining FSA discount associated with the loan receivable balance ($184 million) became a component of the $3.4 billion carrying amount, thus there will be no further FSA accretion to interest income.  The loans collateralized $3.2 billion of secured debt at March 341, 204, which is net of $226 million FSA adjustment.  The FSA adjustment on this secured debt will continue to accrete to interest expense until the debt is extinguished.  The transfer of the loans receivable to assets held for sale did not result in any impairment.  Based on market conditions subsequent to year end, we currently believe that we will realize a net gain on the sale of the student loans.  The net gain to be recognized on the sale of the student loans will consist primarily of (1) the gain on the sale of the loans (which are carried net of a discount of $184 million) and any proceeds received for the sale of the servicing of those loans and (2) the expense to be recognized based on the acceleration of the debt FSA ($226 million) upon the extinguishment of the related debt.

The operating results and the assets and liabilities of the discontinued operation, which was formerly included in the Non-Strategic Portfolios segment, are presented separately in the Company’s Consolidated Financial Statements. Summarized financial information for the discontinued business is shown below. Prior period balances have been adjusted to present the operations of the student lending business as a discontinued operation.

In connection with the classification of the student lending business as a discontinued operation, certain indirect operating expenses that previously had been allocated to the business, have instead been allocated to Corporate and Other as part of continuing operations and are not included in the summary of discontinued operation presented in the table below. The total incremental pretax amounts of indirect overhead expense that were previously allocated to the student lending business and remain in continuing operations were approximately $0.8 million and $2.2 million for the quarters ended March 31, 2014 and 2013, respectively.

Salaries and general operating expenses included in discontinued operation consists of direct expenses of the student lending business that are separate from ongoing CIT operations and will not continue post disposal.

Assets and Liabilities of Discontinued Operation (dollars in millions)

	March 31, 2014	December 31, 2013
Assets:
Assets held for sale	$ 3,283.6	$ 3,374.5
Cash	87.9	94.5
Other assets	349.7	352.4
Total assets	$ 3,721.2	$ 3,821.4

Liabilities:
Long-term borrowings (secured)	$ 3,160.3	$ 3,265.6
Other liabilities	11.8	12.0
Total Liabilities	$ 3,172.1	$ 3,277.6

Operating Results of Discontinued Operation (dollars in millions)

	Quarters Ended March 31,
	2014	2013
Total interest income	$ 21.2	$ 34.2
Total interest expense	(19.0)	(17.8)
Other income	3.0	0.1
Operating expenses	(2.2)	(4.4)
Income from discontinued operation before provision for income taxes	3.0	12.1
Provision for income taxes	(0.7)	(2.4)
Income from discontinued operation, net of taxes	$ 2.3	$ 9.7